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                                                            EXHIBIT 10.7


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                712 MAIN STREET
                              HOUSTON, TEXAS 77002

                                January 26, 1998


Harbor Financial Mortgage Corporation
New America Financial, Inc.
340 North Sam Houston Parkway, Suite 100
Houston, Texas 77060

Re: 1/98 Modification of 12/97 Amended and Restated Facilities Agreement dated as of December 3, 1997 (the "12/97 A&R Facilities Agreement"), among Harbor Financial Mortgage Corporation and New America Financial, Inc. (the "Obligors"), Chase Bank of Texas, National Association ("Chase Texas" which before January 20, 1998 was named "Texas Commerce Bank National Association"), as a lender and as agent (in that capacity, the "Agent") for the other lenders party thereto and such other lenders (together with Chase Texas, the "Banks"

Ladies and Gentlemen:

         Please refer to the 12/97 A&R Facilities Agreement. All capitalized terms used in this letter agreement (the "1/98 Modification Agreement" or, within itself, this "Agreement") that are defined in the 12/97 A&R Facilities Agreement have the same meanings here as there.

         The parties to the 12/97 A&R Facilities Agreement (the Banks being represented herein by the Agent) hereby agree to modify the 12/97 A&R Facilities Agreement as set forth below.

         The definition of "Eligible Mortgage" is hereby amended by adding the following new clause (5) immediately following the existing clause (4) in that definition and renumbering the succeeding clauses therein currently numbered
(5) and (6) as (6) and (7), respectively:

         (5) the Residential Mortgage Note evidencing it, or the Residential Mortgage securing it, was sent to an Obligor or its designee for correction, collection or other action and has not been returned to the Agent on or before twenty-one (21) days after being so sent to such Obligor or its designee;

         The definition of "Wet Mortgage Loan" is hereby amended by substituting "seven (7) Business Days" for "five (5) Business Days" in such definition's clause (c), so that henceforth that clause shall read as follows:
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January 26, 1998
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                 (c)      as to which the applicable Obligor actually and
         reasonably expects that such full qualification can and will be achieved on or before seven (7) Business Days after the day when such Mortgage Loan is first submitted to the Agent as Collateral (excluding the day on which such Wet Mortgage Loan is so submitted.)

         This Agreement may be executed in two or more counterparts, each of which shall be enforceable against the party executing it without the necessity of accounting for or producing any other counterpart and shall be fully effective to modify the 12/97 A&R Facilities Agreement from and after the date of this Agreement, whether or not (as the parties intend be done) the modifications made by this Agreement are ultimately incorporated into the next future formal amendment of the 12/97 A&R Facilities Agreement.

                                         Very truly yours,

                                         CHASE BANK OF TEXAS, NATIONAL
                                           ASSOCIATION, as a Bank and as Agent
                                           and representative of the other Banks


                                         By:  /s/ CYNTHIA CRITES
                                            ---------------------------------
                                                 Cynthia Crites
                                                 Vice President

Accepted and agreed to:

HARBOR FINANCIAL MORTGAGE                  NEW AMERICA FINANCIAL, INC.
  CORPORATION


By: /s/ RICHARD J. GILLEN                  By: /s/ RICHARD J. GILLEN
   ----------------------------               -------------------------------
Name: Richard J. Gillen                    Name: Richard J. Gillen
     --------------------------                 -----------------------------
Title President and CEO                    Title: Chairman
     --------------------------                  ----------------------------

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January 26, 1998
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                      GUARANTORS' CONSENT AND RATIFICATION

HARBOR FINANCIAL GROUP, INC., a Delaware corporation, the Guarantor, and FIRSTCITY FINANCIAL CORPORATION, the Float Control Guarantor, each hereby consents to the foregoing modifications, ratifies and confirms the Guaranty and the Float Control Guaranty and that each such guaranty remains in full force and effect, and agrees that the Guarantor's and the Float Control Guarantors' respective obligations under and in respect of the Guaranty and the Float Control Guaranty are not diminished, impaired or otherwise affected by the foregoing 1/98 Modification Agreement.


HARBOR FINANCIAL GROUP, INC.               FIRSTCITY FINANCIAL CORPORATION


By: /s/ RICHARD J. GILLEN                  By: /s/ RICHARD J. GILLEN
   ---------------------------                -------------------------------
Name:   Richard J. Gillen                  Name:   Richard J. Gillen
     -------------------------                  -----------------------------
Title   President and Chairman             Title:  Managing Director
     -------------------------                     Mortgage Finance
                                                -----------------------------